UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  June 3, 2009

CARRIZO OIL & GAS, INC.
(Exact name of registrant as specified in its charter)

Texas	000-29187-87	76-0415919
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation)	File Number)	Identification No.)

1000 Louisiana Street Suite 1500 Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (713) 328-1000

Not applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On June 3, 2009, Carrizo Oil & Gas, Inc. (“Carrizo") dismissed Pannell Kerr Forster of Texas,  P.C. ("PKF") as its  independent  registered  public  accounting  firm, and on June 3, 2009, engaged KPMG LLP ("KPMG") to serve as Carrizo's  independent registered public accounting firm to audit its consolidated financial statements for the  fiscal  year  ending  December 31, 2009.  The dismissal of PKF and engagement of KPMG were unanimously approved by the Audit Committee of the Board of Directors of Carrizo.

     The audit reports of PKF on Carrizo's consolidated financial statements as of and for the years ended December 31, 2007 and 2008 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2007 and 2008 and the subsequent  interim period through June 3, 2009, there were (i) no disagreements with PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, that if not resolved to the satisfaction of PKF, would have caused it to make reference to the subject matter of such disagreements in its reports on Carrizo's financial statements for such periods and (ii) no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).

     Carrizo provided PKF with a copy of the foregoing disclosure and requested PKF to furnish Carrizo with a letter  addressed to the Securities and Exchange Commission  stating  whether  it  agrees  with  the  statements  by Carrizo in the foregoing  disclosure and, if not, stating the respects in which it does not agree.  PKF's letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

     During Carrizo's two most recent fiscal years and the subsequent interim period through June 3, 2009,  neither Carrizo nor anyone on its behalf consulted KPMG regarding either (i) the application of accounting  principles to any specified transaction, either completed or proposed, or the type of audit  opinion  that  might be rendered on Carrizo's  financial statements or (ii) any matter that was either the subject of a disagreement  (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as defined  in Item 304(a)(1)(v) of Regulation S-K).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

          (d)     Exhibits:

                  16.1 Letter dated June 3, 2009 from Pannell Kerr Forster of Texas, P.C. to the Securities and Exchange Commission regarding a change in certifying accountant.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARRIZO OIL & GAS, INC.

By:  /s/ Paul F. Boling
Name:  Paul F. Boling
Title:  Vice President and
Chief Financial Officer

Date:  June 3, 2009